THE HIGHLAND FAMILY OF FUNDS
                            THE HIGHLAND GROWTH FUND

                      Supplement Dated October 14, 1997 to
                         Prospectus Dated April 14, 1997

1. Shares of Highland Aggressive Growth Fund currently are not offered for sale.

2. Add to page 3 before the section captioned "The Highland Family of Funds," the following text and table:

FINANCIAL HIGHLIGHTS

The following information represents selected data for a single share outstanding of the Highland Growth Fund. This information is not audited. Highland Growth Fund commenced operations on May 13, 1997. The financial statements for the period May 13, 1997 through August 31, 1997 are set forth in Appendix B to the SAI and may be obtained from the Company without charge.

                                                            Period Ended
                                 AUGUST 31, 1997
Net Asset Value, Beginning of Period                             $10.00 (a)
                                                           -------------
Investment Operations
     Net Investment Income (Loss)                                 (0.02)
     Net Realized and Unrealized Gain (Loss) on
       Investments                                                 1.24
                                                           -------------
Total from Investment Operations                                   1.22
                                                           -------------
Net Asset Value, End of Period                                   $11.22
                                                           =============
Total Return                                                      12.20% (b)
Ratio/Supplementary Data:
Net Assets at End of Period (000's omitted)                        $460
Ratios to Average Net Assets:
     Expenses including reimbursement/waiver                       1.95% (c)
     Expenses excluding reimbursement/waiver                     121.41% (c)
     Net investment income (loss) including
       reimbursement/waiver                                       (0.69%) (c)
Average Commission Rate (d)                                   $  0.2337
Portfolio Turnover Rate                                            1.43%

(a) The Fund commenced operations on May 13, 1997.
(b) Not annualized.
(c) Annualized.
(d) Amount represents the average commission per share paid to brokers on the purchase or sale of equity securities.


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                          THE HIGHLAND FAMILY OF FUNDS

                              HIGHLAND GROWTH FUND
                         HIGHLAND AGGRESSIVE GROWTH FUND

                      SUPPLEMENT DATED OCTOBER 14, 1997 TO
                     THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 14, 1997
                           AS AMENDED OCTOBER 14, 1997

               Shares of Highland Aggressive Growth Fund currently
                            are not offered for sale.